Exhibit 10.22

FY’2007 Executive Incentive Plan

2007
Executive Incentive Plan

Table of Contents
INTRODUCTION AND PRINCIPLES
PLAN PARTICIPATION
EFFECTIVE DATE

PLAN DESIGN / MEASURES, & OBJECTIVES
PLAN MIX
TARGET INCENTIVE BONUS
PAY-OUT CALCULATION FOR CASH INCENTIVES
BASIS OF MEASURES AND PAYOUT SCHEDULE
OPERATIONS OFFICERS
STAFF OFFICERS

CALCULATION OF BONUS PAYMENTS
GENERAL RULES
CASH ADVANCES
INCOME TAX

TRANSFERS/NEW HIRES/TERMINATIONS
TRANSFERS
NEW HIRES
TERMINATIONS
EXCEPTIONS TO THE PLAN

OTHER TERMS
ACQUISITIONS AND OTHER UNUSUAL BUSINESS SITUATIONS
BUSINESS UNIT REVENUE/PROFIT/EXPENSES
COMPANY RIGHTS

Section A	Introduction and Principles
The FY’07 Executive Incentive Plan (EIP) provides an opportunity for executives of Cintas to share in the company’s success. Year-end bonus awards are paid if performance measures are met or exceeded.

Please note that the EIP is not just an individual incentive plan but rather, the recognition of both individual and organizational success.

Every executive will have at least 50% of their targeted incentive bonus based on the relevant Corporate measure (profit as a % of sales, % of revenue growth or EPS growth). As such, we all “succeed or fail as One Team”.

Plan Participation
This plan applies to all Cintas Officers.

Effective Date

This Plan year is effective from June 1, 2006 until the end of our fiscal year, May 31, 2007 and it supersedes all prior EIP or officer compensation plans. Cintas reserves the right to amend and/or adjust this plan based on the strategic needs of our business. Communication to our participating partners will be made in a timely fashion.

Section B	Plan Design / Measures, & Objectives

Plan Mix

Each participating officer will share in the success of Cintas based on three (3) different compensation vehicles; base salary, incentive cash bonuses, and long term incentives (i.e. restricted stock and stock options).

Operations Officers will be eligible for cash and long-term incentives (LTI) tied to Profit as a% of Sales and percent of Revenue Growth, and Cintas Earnings per Share (EPS) Growth.

Staff Officers will be eligible for cash and long-term incentives (LTI) tied to Cintas EPS Growth, and Individual Goals.

All Officers covered by the FY’07 EIP, could earn 0% up to a maximum of 200% of the cash bonus award depending on their overall performance against their cash incentive bonus objectives. Additionally, depending on the results of the LTI objectives, an officer could earn 0% LTI up to a maximum of 200% of the LTI award if the performance target is achieved.

Target Incentive Bonus
The “target incentive bonus” is the total cash incentive amount earned at the target objectives. “Total Targeted Cash” (TTC) represents an individual’s base salary plus targeted cash incentives.

Pay-Out Calculation for Cash Incentives

To receive a cash incentive bonus, the partner must perform at the “threshold” level (or above). The actual amount of the cash bonus will be calculated based upon the actual performance against the objectives. In the event that the actual result is between two performance levels, the actual amount will be calculated.

Basis of Measures & Payout Schedule
The following charts describe the Basis of Measures, Objectives, and Payout Schedules for Corporate Staff and Division Officers annual cash bonus and LTI Awards.

Operations Officers

Cash Incentive Bonus

Business Unit Profit as a % of Sales

Weighting	Level of Achievement	Bonus Payout %
50%	Below Threshold	0%
	Threshold	50%
	Target	100%
	Maximum	200%

Business Unit Percent of Revenue Growth

Weighting	Level of Achievement	Bonus Payout %
50%	Below Threshold	0%
	Threshold	50%
	Target	100%
	Maximum	200%

LTI Award

Operational Goals (Combination of Revenue Growth % Plus Profit %) —
Rule 35 Calculation

Weighting	Level of Achievement	LTI Award %
50%	Below Threshold	0%
	Threshold to Target	50% of target and then predetermined levels based on hitting performance targets
	Target	100%
	Target to Maximum	Predetermined levels based on hitting performance targets
	Maximum	200%

Cintas EPS

Weighting	Level of Achievement	LTI Award %
50%	Below Threshold	0%
	Threshold to Target	50% of target and then predetermined levels based on hitting EPS performance targets
	Target	100%
	Target to Maximum	Predetermined levels based on hitting EPS performance targets
	Maximum	200%

Staff Officers

Cash Incentive Bonus

Individual Goals

Weighting	Level of Achievement	Bonus Payout %
50%	Does Not Meet Goals	0%
	Meets Most Goals	50%
	Meets Goals	100%
	Exceeds Goals	150%
	Outstanding Achievement	200%

Cintas EPS

Weighting	Level of Achievement	Bonus Payout %
50%	Below Threshold	0%
	Threshold	50%
	Target	100%
	Maximum	200%

LTI Award

Individual Goals

Weighting	Level of Achievement	LTI Award %
50%	Does Not Meet	0%
	Meets Most Goals	50% and then predetermined levels based on hitting performance targets
	Meets Goals	100%
	Exceeds Goals	Predetermined levels based on hitting performance targets
	Outstanding Achievement	200%

Cintas EPS

Weighting	Level of Achievement	LTI Award %
50%	Below Threshold	0%
	Threshold to Target	50% and then predetermined levels based on hitting EPS performance targets
	Target	100%
	Target to Maximum	Predetermined levels based on hitting EPS performance targets
	Maximum	200%

Section C	Calculation of Bonus Payments

General Rules

Bonus calculations will be made using actual results, subject to adjustment at the discretion of the CEO to exclude items that are not operational and therefore do not reflect the year’s performance against objectives, such as accounting principle changes or revenue from an acquisition that was not in the business plan. (See Section E for more detail).

In addition, any automatic payroll deductions elected by the partners (e.g. 401K, or company loan repayments as the CEO deems necessary, etc) will be deducted from their bonus.

In the unlikely event the Partner receives an overpayment of their award they are responsible for reimbursing Cintas the amount of the overpayment.

Cash Advances
No cash advances will be paid against EIP awards.

Income Tax
Cash payments are treated as ordinary income, or according to local legislation, and are subject to withholding for all applicable taxes.

Section D	Transfers/New Hires/Terminations

Transfers

The partner’s Comp Plan will be changed to properly incentivise the partner for their new responsibility, at the discretion of the CEO. Any final award calculation will be calculated by taking into account the time spent under each plan. of Human Resources. Any bonus will be paid on the normal payment cycle on the designated pay date.

If a partner is transferred from another incentive program or non-EIP-eligible position to an EIP-eligible role, or vice versa, the partner will be aligned to the appropriate measures for the months spent in the eligible position.In the case of a performance based demotion to a non-eligible position, any bonus earned up to the date of demotion will be payable at the discretion of the Officer in charge with approval from the VP

New Hires
EIP eligible Officers hired during the year may receive a pro-rated award or may be given a special plan for the remainder of the fiscal year as determined by the CEO.

Terminations

The Company will pay the partner a pro rata share of the bonus earned from the beginning of the fiscal year until the point of the employee’s termination in the event that the employee retires, or their position is eliminated. If the partner is terminated because of poor performance, any bonus to be paid will be determined at the sole discretion of the Company, using its best judgment, taking all factors into consideration so as to be fair to both the partner and the Company. In the event that the partner leaves the Company during the year for any reason, or in the event the partner is terminated because of dishonesty, insubordination, or gross neglect, etc., the partner shall not be entitled to any of the bonus earned up to the point of termination.

Exceptions to the plan

In general, no exceptions are made to the plan. If special circumstances cause the Annual Bonus or LTI alignment to be unfair to a particular individual or the Company, an exception request must be approved by the CEO who may approve the request at his discretion.

Section E	Other Terms

Acquisitions and Other Unusual Business Situations

The purpose of the Incentive Plan is to reward individuals for normal operating profits earned within their area of responsibility. Any incidences that abnormally inflate the profits of an operation such as the purchase or the sale of rental volume, the unusual sale of operating assets, or any other abnormal operational situation that causes the profits of the individual operation to abnormally increase, the Plan shall be adjusted so as to avoid any inequitable results to the partner or the Company.

Business Unit Revenue/Profit/Expenses

All financial numbers related to business unit/Cintas performance will be determined by the Cintas Accounting Department with the approval of our CFO and CEO. In cases of dispute, the Cintas Accounting Department figures will govern performance as it relates to calculating all bonus plan payouts.

Company Rights
Even though it is the intention of the Company to continue this Plan on an ongoing basis, the Company does reserve the right to alter the program as it sees fit, from year to year.